UNIVERSAL ANNUITY


SEMI-ANNUAL REPORTS
JUNE 30, 2002








                 THE TRAVELERS TIMED GROWTH AND INCOME
                 STOCK ACCOUNT FOR VARIABLE ANNUITIES

                 THE TRAVELERS TIMED SHORT-TERM
                 BOND ACCOUNT FOR VARIABLE ANNUITIES

                 THE TRAVELERS TIMED AGGRESSIVE
                 STOCK ACCOUNT FOR VARIABLE ANNUITIES





Travelers[Graphic Omitted]
The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

[Graphic Omitted]

A member of citigroup[[Graphic Omitted]]

                      The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

                                TABLE OF CONTENTS


                                                                            PAGE
--------------------------------------------------------------------------------

INVESTMENT ADVISORY COMMENTARY ................................................1

THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES ........................................................3

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES............15

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES...........23

BOARD OF MANAGERS AND OFFICERS................................................35

TRAVELERS[Graphic Omitted]

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF JUNE 30, 2002

MARKET AND ECONOMIC OVERVIEW

Cyclical economic conditions in the US are clearly improving following what has turned out to be a relatively mild recession in 2001. The excesses and miscalculations that led to many of the economy's problems over the past two years appear, to a large extent, to have been corrected. Business inventories have been pared back sharply and now appear to be rebounding. The inventory rebound appears to have added strongly to first quarter growth. But lingering effects of the global downturn of 2000-2001 - including continued sporadic credit problems - act as headwinds against an economic recovery that is expected to grow stronger as 2002 progresses.

Business investment, both in inventories and fixed investment, has been the economy's weakest sector over the past two years. Both categories of investment appear set to rebound in 2002. A slowing of the inventory correction followed by outright inventory restocking is expected to give the economy a strong boost over the next several quarters, in effect buying time for the economy to continue to correct the remaining excesses in the information technology and communications sectors. Strengthening business fixed investment, particularly in non-communications technology industries, is expected to boost the economy in the second half of the year.

The consumer sector income/spending imbalance, which manifests itself in a low savings rate, looks to keep consumer spending from leading the economy quickly out of recession despite strong incentive driven auto sales in the last part of 2001. Although consumer income should pick up as the economy begins to recover, spending growth may well lag income growth as consumers rebuild their savings.

The inflation outlook remains positive. Longer-term corporate trends toward reducing costs, increasing efficiencies, and enhancing productivity remain firmly in place. Productivity has continued to rise sharply, despite the recession, because of these restructuring efforts. In an expanding economy, these cost-reducing efforts should allow firms to increase profitability even as pricing power is absent.

Large cap stocks did not perform as well as their small cap counterparts while growth stocks underperformed value stocks during the first quarter of 2002. The Standard & Poors 500 Stock Index ("S&P 500"), a value weighted equity index comprised primarily of large company stocks, advanced 0.3% in the first quarter while the Russell 2000 index of small company stocks, had a return of 4.0%. The Russell 1000 Growth index declined 2.6% and trailed the Russell 1000 Value index return of 4.1%.

The economic rebound continued in the second quarter and growth prospects for the remainder of 2002 appear solid. Although the second quarter growth pace appears to have been less than half the robust 6.1% pace seen in the first quarter of 2002, the economy remains firmly entrenched in economic recovery. The 2001 recession was mild by historic measures, but six quarters of sub-par growth
- from the middle of 2000 through the end of 2001 - still left the economy operating well below its potential output level.

Softer auto sales, following the end of a sustained period of attractive financing incentives, and a rise in consumer savings were major factors leading to slowing consumer spending growth in the second quarter. But consumer fundamentals look to be improving going forward. After-tax income growth appears to be holding in the 5-6% range and job growth has stabilized and looks to head higher in the second half of 2002. Consumer loan delinquency rates have been falling in recent months and ratios of mortgage debt to home values have held relatively steady.

We feel that the inventory adjustment process should continue to add to growth over the remainder of the year. Although the pace of inventory decline has slowed markedly, inventories are nevertheless still declining. Improving final sales make it difficult for actual inventory restocking to begin quickly, but continued increases in industrial production and stronger imports should allow inventories to begin growing in the second half of the year. The expected inventory build-up buys time for the economy to continue to correct the remaining excesses in the information technology and communications sectors.

We believe that the inflation outlook remains positive despite a run-up in energy prices that caused the CPI to spike upward in the second quarter. Last year's global recession resulted in low levels of capacity utilization that will likely take a long period of above-trend economic growth to absorb. Competitive pressures are also likely to keep sharp downward pressure on prices.

There is a risk that added monetary and fiscal stimulus -- put in place following the 9/11 attack and the resulting shock to the economy - will have inflationary consequences as the economy recovers. We discount that risk, particularly the risk that the Federal Reserve Board ("Fed") will leave highly stimulative monetary policy in place for long enough to ignite inflation pressures in 2002 and beyond.

After underperforming in May, small cap stocks again resumed their leadership ahead of their large cap counterparts in June while growth stocks underperformed value stocks. During the second quarter, the S&P 500 index declined 13.4% while the Russell 2000 index fell 8.4%. The Russell 1000 Growth index declined by 18.7% and trailed the Russell 1000 Value index loss of 8.5%.

SANDIP A. BHAGAT, CFA, PRESIDENT AND CHIEF INVESTMENT OFFICER,
THE TRAVELERS INVESTMENT MANAGEMENT COMPANY


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.

                                  THE TRAVELERS
                             TIMED GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is managed by the Travelers Investment Management Company (TIMCO). TIMCO manages the Account TGIS to provide diversified exposure to the large-company segment of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process favoring companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poors 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the six months ending June 30, 2002, Account TGIS declined 11.4%, before fees and expenses, which outperformed the S&P 500 index decline of 13.2%. Net of fees and expenses, Account TGIS's loss of 12.6% for the first half of 2002 was also ahead of the median return for variable annuity stock accounts in the Lipper Large Cap Core category. On a trailing twelve-month basis as of June 30, 2002 Account TGIS's decline of 19.7%, net of fees and expenses, outperformed the Lipper Large Cap Core median loss of 21.2%. A discussion of portfolio performance in each of the first two quarters of 2002 is presented next.

Our stock selection factors produced good results in the first half of 2002. During the second quarter, the earnings and price momentum components generated significant excess returns. As the first quarter earnings season got underway, our emphasis on recent estimate revisions paid off handsomely. Stocks whose earnings estimates had been revised down did indeed disappoint in their quarterly earnings report. The market focus was squarely on the quality of earnings and our bias towards strong earnings fundamentals helped relative performance. Later, in an overall bearish environment created by geopolitical risks and financial accounting concerns, the lower P/E multiple of our portfolio relative to the benchmark helped us mitigate negative market returns.

Our performance attribution analysis for the first quarter indicates that stock selection was favorable in the Health Care and Utilities sectors, mixed in the Consumer Discretionary sector and adverse in the Technology, Producer Durables and Financial Services.

In the Health Care sector, we gained from our underweight position in Bristol Myers Squibb which reported disappointing trial results for its cardiovascular drug Vanlev. The trial results actually registered more negative side effects with no compelling efficacy and a potential $2 billion revenue stream over the next few years is now at risk. Our overweight positions in Tenet Healthcare and Bausch and Lomb helped performance as earnings estimates for those stocks continued to rise.

In the Utilities sector, we benefited from avoiding stocks such as Qwest, Nextel, Sprint PCS and Calpine which all declined substantially early in the first quarter. Qwest has steadily lost market share in the intensely competitive long distance business, Nextel has struggled with its heavy debt burden in an increasingly difficult wireless industry and Calpine is faced with growing liquidity concerns in the aftermath of the Enron debacle. Late in the fourth quarter, we lost some ground in the sector as recent losers such as AES and Williams Company rose by over 50% from low, oversold price levels.

In the Consumer Discretionary sector, our position in Industrial and Consumer Cyclical stocks performed well as hopes of an economic recovery grew. Stocks such as Maytag, Office Depot, Alberto Culver and International Flavors and Fragrances helped boost portfolio performance. Late in the first quarter, retail stocks rose sharply on renewed hopes of a market rally after a lull in February. Unfortunately, the lift in stock prices was more pronounced for companies with poor recent earnings performance. Our underweight positions in stocks with negative earnings surprises such as Gap Inc and CVS Corp hurt performance as they advanced by over 25%.

In the Technology sector, our small positions in Sanmina and Sun Microsystems underperformed on profit taking after a strong fourth quarter. In the Producer Durables sector, we held a small overweight position in Tyco International whose accounting practices have recently come under attack. Tyco fell by nearly 50% in January as the company defended its balance sheet strength and liquidity position. In the Financial Services sector, Citigroup again outperformed the sector and our inability to own the stock hurt performance.

During the second quarter of 2002, stock selection was favorable in the Health Care, Consumer Discretionary, Financial Services and Utilities sectors. In the Health Care sector, we gained from our underweight position in several drug stocks such as Bristol Myers Squibb, Schering Plough and Eli Lilly. Concerns over an aging product line and lack of depth in the product pipeline took a double-digit toll on these stocks. Our earnings emphasis had identified overweight positions in HMO stocks such as Wellpoint, United Health, Humana and Trigon Healthcare which all produced strong gains.

In the Consumer Discretionary sector, retailers such as Lowes, Williams-Sonoma, Limited Brands and Newell Rubbermaid continued their strong performance on higher earnings estimates driven by robust consumer spending. Our overweight position in Pactiv, a global supplier of specialty packaging and consumer products, helped performance as investors rewarded the company's low P/E multiple, defensive product mix and attractive earnings growth rate.

We benefited in the Financial Services sector from not owning Citigroup which fell on general industry concerns over Argentina and Wall Street research practices. We were overweight a handful of insurance companies such as Metlife, Washington Mutual and Cigna and a select group of financial services providers such as H R Block, PMI Group, Countrywide Credit and National City which produced the lone relief in an otherwise gloomy sector with periods of positive returns. We successfully avoided St. Paul Companies which reported a major earnings disappointment.

In the Utilities sector, companies with energy trading operations such as El Paso, Reliant Energy and Dynegy continued to struggle in the wake of the credibility crisis triggered by the Enron collapse. We benefited from avoiding these companies along with companies with revenue shortfalls such as Worldcomm and Qwest Communications.

At the nine-month mark following what appeared to be a market trough in September 2001, the stock market is re-testing those levels on renewed concerns of accounting fraud and terrorist threats. The anticipated economic recovery, while muted in nature, nonetheless appears to be underway. However, the economic news at least for now appears to be overwhelmed by investor skepticism about the integrity of corporate America.

PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.




                                          [Graphic Omitted]
                    A member of citigroup[[Graphic Omitted]]

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 2002


Assets:
  Investment securities, at market value (cost $79,506,492) ..............   $     67,303,302
  Receivables:
    Dividends ............................................................             93,004
    Purchase payments and transfers from other Travelers accounts ........             60,241
Other assets .............................................................                220
                                                                             ----------------
      Total Assets .......................................................         67,456,767
                                                                             ----------------

LIABILITIES:
  Cash overdraft .........................................................            436,238
  Payables:
    Contract surrenders and transfers to other Travelers accounts ........             98,306
    Investment management and advisory fees ..............................              5,328
    Variation on futures margin ..........................................              6,175
    Market timing fees ...................................................             20,601
    Insurance charges ....................................................             20,601
Accrued liabilities ......................................................                313
                                                                             ----------------

      Total Liabilities ..................................................            587,562
                                                                             ----------------

NET ASSETS:
  (Applicable to 19,544,428 units outstanding at $3.422 per unit) ........   $     66,869,205
                                                                             ================














                        See Notes to Financial Statements

                      THE TRAVELERS TIMED GROWTH AND INCOME
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDING JUNE 30, 2002

INVESTMENT INCOME:
  Dividends .......................................................   $     683,415
  Interest ........................................................         206,592
                                                                      -------------
    Total income (loss) ...........................................                    $     890,007

EXPENSES:
  Market timing fees ..............................................         767,221
  Investment management and advisory fees .........................         198,434
  Insurance charges ...............................................         767,221
                                                                      -------------

    Total expenses .................................................                       1,732,876
                                                                                       -------------

      Net investment income (loss) .................................                        (842,869)
                                                                                       -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
    ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold .......................    104,613,354
    Cost of investment securities sold .............................    118,467,382
                                                                      -------------

      Net realized gain (loss) .....................................                     (13,854,028)

Change in unrealized gain (loss) on investment securities:
  Unrealized gain (loss) at June 30, 2002 .........................     (12,203,190)
  Unrealized gain (loss) at December 31, 2001 .....................     (13,536,583)
                                                                      -------------

      Net change in unrealized gain (loss) on investments ..........                       1,333,393
                                                                                       -------------

        Net realized gain (loss) and change in unrealized gain (loss)                    (12,520,635)
                                                                                       -------------

Net increase (decrease) in net assets resulting from operations.....                   $ (13,363,504)
                                                                                       =============









                        See Notes to Financial Statements

                      THE TRAVELERS TIMED GROWTH AND INCOME
                             FOR VARIABLE ANNUITIES

                        STATEMENT OF CHANGE IN NET ASSETS


                                                                              SIX MONTHS
                                                                                 ENDED           YEAR ENDED
                                                                                JUNE 30,         DECEMBER 31,
                                                                                  2002              2001
                                                                                  ----              ----
                                                                               (UNAUDITED)

OPERATIONS:
  Net investment income (loss) ...........................................   $    (842,869)     $  (1,674,758)
  Net realized gain (loss) from investment security transactions .........     (13,854,028)        (9,028,689)
  Net change in unrealized gain (loss) on investments ....................       1,333,393        (13,254,312)
                                                                             -------------      -------------

    Net increase (decrease) in net assets resulting from operations ......     (13,363,504)       (23,957,759)
                                                                             -------------      -------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 1,522,219 and 2,543,302 units, respectively) ..........       5,769,269         10,493,402
  Participant transfers from other Travelers accounts
    (applicable to 435,771 and 816,062 units, respectively) ..............       1,663,912          4,678,926
  Market timing transfers from other Travelers timed accounts
    (applicable to 22,473,764 units) .....................................              --         91,267,718
  Administrative charges
    (applicable to 16,908 and 50,060 units, respectively) ................         (57,984)          (204,329)
  Contract surrenders
    (applicable to 1,900,348 and 3,723,326 units, respectively) ..........      (7,235,176)       (15,567,782)
  Participant transfers to other Travelers accounts
    (applicable to 981,877 and 2,127,910 units, respectively) ............      (3,673,824)        (8,833,680)
  Market timing transfers to other Travelers timed accounts
    (applicable to 18,259,960 and 8,713,182 units, respectively) .........     (67,873,394)       (35,140,531)
  Other payments to participants
    (applicable to 72,527 and 91,686 units, respectively) ................        (281,510)          (388,694)
                                                                             -------------      -------------

    Net increase (decrease) in net assets resulting from unit transactions     (71,688,707)        46,305,030
                                                                             -------------      -------------

      Net increase (decrease) in net assets ..............................     (85,052,211)        22,347,271

NET ASSETS:
  Beginning of period ....................................................     151,921,416        129,574,145
                                                                             -------------      -------------

  End of period ..........................................................   $  66,869,205      $ 151,921,416
                                                                             =============      =============









                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such
exchanges;   securities  traded  on  the  over-the-counter   market  and  listed
securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

FUTURES CONTRACTS. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures  contracts  purchased  by Account  TGIS are priced  and  settled  daily;
accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the respective exchange, or in the absence of such price, the latest bid quotation.

REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $35,810,432 and $68,162,131, respectively; the cost of purchases and proceeds from sales of direct and indirect U.S. government securities were $4,916,798 and $7,976,195, respectively, for the six months ended June 30, 2002. Realized gains and losses from investment security transactions are reported on an identified cost basis.

At June 30, 2002, Account TGIS held 13 open S&P 500 Stock Index futures contracts expiring in September, 2002. The underlying face value, or notional value, of these contracts at June 30, 2002 amounted to $3,217,825. In connection with these contracts, short-term investments with a par value of $300,000 had been pledged as margin deposits.

Net realized gains (losses) resulting from futures contracts were ($754,469) and $3,846,480 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively. These gains (losses) are included in the net realized gain (loss) from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 2002 is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

A market timing fee equivalent, on an annual basis, to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to CitiStreet Financial Services LLC, a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TGIS.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $45,795 and $57,596 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each period.)

                                                                     SIX
                                                                    MONTHS
                                                                     ENDED              FOR THE YEARS ENDED DECEMBER 31,
                                                                    JUNE 30,    (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                      2002       2001       2000       1999       1998       1997
                                                                    -------    -------    -------    -------    -------    -------
SELECTED PER UNIT DATA:
  Total investment income ........................................  $  .027    $  .064    $  .094    $  .076    $  .064    $  .075
  Operating expenses .............................................     .052       .117       .145       .136       .110       .090
                                                                    -------    -------    -------    -------    -------    -------
  Net investment income (loss) ...................................    (.025)     (.053)     (.051)     (.060)     (.046)     (.015)

  Unit value at beginning of period ..............................    3.914      4.679      5.394      4.468      3.526      2.717
  Net realized and change in unrealized gains (losses) ...........    (.467)     (.712)     (.664)      .986       .988       .824
                                                                    -------    -------    -------    -------    -------    -------

  Unit value at end of period ....................................  $ 3.422    $ 3.914    $ 4.679    $ 5.394    $ 4.468    $ 3.526
                                                                    =======    =======    =======    =======    =======    =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value ..........................  $  (.49)   $  (.77)   $  (.72)   $   .93    $   .94    $   .81
  Ratio of operating expenses to average net assets* .............    2.82%      2.82%      2.82%      2.82%      2.82%      2.82%
  Ratio of net investment income (loss) to average net assets* ...   (1.33)%    (1.30)%     (.98)%    (1.25)%    (1.16)%     (.45)%
  Number of units outstanding at end of period (thousands) .......   19,544     38,818     27,691     26,010     25,192     60,312
  Portfolio turnover rate ........................................      67%        59%        59%        51%        81%        63%


* Annualized


5.   SUBSEQUENT EVENT

     On July 29, 2002, $37,120,906 of the net assets of The Travelers Short-Term Bond Account for Variable Annuities were transferred to The Travelers Timed Growth and Income Stock Account for Variable Annuities, as a result of a
     transfer   order  made  by  a  market   timer  on  behalf  of   subscribing
     participants.

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2002

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
COMMON STOCK (94.1%)
 AEROSPACE (0.9%)
  Boeing Co.                                               8,294    $    373,230
  General Dynamics                                         1,992         211,849
                                                                    ------------
                                                                         585,079
                                                                    ------------
 AIRLINES (0.2%)
  Southwest Airlines                                       8,288         133,934
                                                                    ------------
 AUTOMOTIVE (1.4%)
  Eaton Corp.                                              3,076         223,779
  Ford Motor Co.                                           7,257         116,112
  General Motors Corp.                                     7,485         400,073
  Johnson Controls, Inc.                                   2,160         176,278
                                                                    ------------
                                                                         916,242
                                                                    ------------
 BANKING (8.2%)
  Bank of America Corp.                                   13,419         944,161
  Bank of New York                                         5,043         170,201
  Bank One Corp.                                          11,926         458,912
  Fifth Third BanCorp                                      2,158         143,820
  FleetBoston Financial Corp.                              8,801         284,712
  Golden West Financial Corp.                              2,354         161,908
  J.P. Morgan Chase & Co.                                 11,734         398,017
  MBNA Corp.                                              11,610         383,943
  National City Corp.                                     11,437         380,280
  Regions Financial Corp.                                  1,726          60,669
  State Street Corp.                                       3,360         150,192
  SunTrust Banks, Inc. (A)                                 2,076         140,587
  U.S. Bancorp                                             8,628         201,464
  Union Planters                                           8,637         279,564
  Wachovia Corp.                                           7,111         271,498
  Washington Mutual, Inc.                                 10,151         376,704
  Wells Fargo & Co.                                       14,797         740,738
                                                                    ------------
                                                                       5,547,370
                                                                    ------------
 BEVERAGE (3.5%)
  Adolph Coors Co.                                         2,661         165,780
  Anheuser-Busch Cos                                      10,433         521,650
  Coca-Cola Co.                                           17,327         970,312
  Pepsi Bottling Group                                     7,774         239,439
  PepsiCo, Inc.                                            9,637         464,503
                                                                    ------------
                                                                       2,361,684
                                                                    ------------
 BROKERAGE (1.6%)
  Charles Schwab Corp.                                     7,407          82,958
  Goldman Sachs Group, Inc.                                2,558         187,629
  Lehman Brothers Holding, Inc.                            3,745         234,137
  Merrill Lynch & Co.                                      5,590         226,395
  Morgan Stanley Dean Witter & Co.                         7,578         326,460
                                                                    ------------
                                                                       1,057,579
                                                                    ------------
 BUILDING MATERIALS (0.5%)
  Centex Corp.                                             3,591         207,524
  Masco.Corp                                               4,998         135,496
                                                                    ------------
                                                                         343,020
                                                                    ------------

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
 CAPITAL GOODS (0.6%)
  Applied Materials, Inc. (A)                             12,143    $    231,810
  Deere & Co.                                              2,510         120,229
  Nucor Corp.                                                890          57,886
                                                                    ------------
                                                                         409,925
                                                                    ------------
 CHEMICALS (1.3%)
  Air Products & Chemical, Inc.                            3,174         160,192
  Dow Chemical Co.                                         5,666         194,797
  E.I. Dupont de Nemours & Co.                             6,472         287,357
  Eastman Chemical Co.                                     1,529          71,710
  Engelhard Corp.                                          1,992          56,413
  Praxair, Inc.                                            1,060          60,388
  Rohm & Haas Co.                                          1,342          54,338
                                                                    ------------
                                                                         885,195
                                                                    ------------
 CONGLOMERATES (4.5%)
  General Electric Co.                                    68,916       2,002,010
  Honeywell International, Inc.                            7,542         265,705
  3M Co.                                                   2,701         332,223
  Tyco International Ltd.                                 14,779         199,664
  United Technologies Corp.                                3,289         223,323
                                                                    ------------
                                                                       3,022,925
                                                                    ------------
 CONSTRUCTION MACHINE (0.4%)
  Ingersoll-Rand Co.                                       5,896         269,211
                                                                    ------------
 CONSUMER (3.5%)
  Alberto-Culver                                           3,996         191,009
  Avery Dennison Corp.                                     1,761         110,503
  Ball Corp.                                               1,513          62,759
  Gillette Co.                                             2,698          91,381
  Kimberly Clark Corp.                                     2,615         162,130
  Leggett & Platt, Inc.                                    8,462         198,011
  Maytag Corp.                                             4,616         196,872
  Newell Rubbermaid, Inc.                                  5,508         193,110
  Procter & Gamble Co.                                    10,362         925,327
  Stanley Works                                            1,349          55,322
  Unilever N.V                                             2,985         193,428
                                                                    ------------
                                                                       2,379,852
                                                                    ------------
 DEFENSE (1.1%)
  Lockheed Martin Corp.                                    5,467         379,957
  Northrop Grumman Corp.                                   1,269         158,625
  Raytheon Co.                                             4,304         175,388
                                                                    ------------
                                                                         713,970
                                                                    ------------
 ENTERTAINMENT (1.5%)
  Harrahs Entertainment, Inc. (A)                            819          36,323
  Viacom, Inc. (A)                                        12,210         541,758
  Walt Disney Co.                                         21,286         402,305
                                                                    ------------
                                                                         980,386
                                                                    ------------
 FINANCE (2.4%)
  American Express Co.                                    12,962         470,780
  Countrywide Credit Industries, Inc.                      5,847         282,118
  Household Finance Corp.                                  7,273         361,468
  Investors Financial Services                             2,396          80,374
  MetLife Capital Trust                                    5,561         160,157
  Moodys Corp.                                             5,896         293,326
                                                                    ------------
                                                                       1,648,223
                                                                    ------------

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
 FOOD (0.8%)
  Hershey Foods Corp.                                      2,810    $    176,637
  International Flavors/Fragrances                           606          19,689
  Kellogg Co.                                              4,940         177,148
  McDonald's Corp.                                         1,006          28,621
  Smucker (J. M.) Co.                                        230           7,850
  Tyson Foods, Inc.                                        9,143         141,808
                                                                    ------------
                                                                         551,753
                                                                    ------------
 GAMING (0.1%)
  MGM Mirage (A)                                           2,312          78,030
                                                                    ------------
 HEALTHCARE (3.7%)
  Abbott Laboratories                                     11,047         415,920
  Bausch & Lomb, Inc.                                      3,986         134,926
  Cardinal Health, Inc.                                    4,645         285,249
  Caremark Rx, Inc. (A)                                    6,678         110,187
  Guidant Corp. (A)                                        1,921          58,072
  HCA - The Healthcare Company                             6,463         306,993
  Immunex Corp. (A)                                        6,553         146,361
  Tenet Healthcare Corp. (A)                               4,075         291,566
  UnitedHealth Group, Inc.                                 4,234         387,623
  Varian Medical Systems (A)                               3,151         127,773
  Wellpoint Health Networks (A)                            2,519         196,003
                                                                    ------------
                                                                       2,460,673
                                                                    ------------
 INDEPENDENT ENERGY (0.6%)
  Apache Corp.                                             1,216          69,896
  Burlington Resources                                     2,936         111,568
  Entergy Corp.                                            4,703         199,595
                                                                    ------------
                                                                         381,059
                                                                    ------------
 INSURANCE (3.7%)
  Allstate Corp.                                           8,089         299,131
  American International Group                            14,655         999,911
  CIGNA Corp.                                              3,499         340,873
  Lincoln National Corp.                                   2,382         100,044
  MBIA Inc.                                                1,759          99,436
  MGIC Investment Corp.                                    2,305         156,279
  PMI Group Inc.                                           4,945         188,899
  Progressive Corp.                                        1,918         110,956
  Torchmark Corp.                                          5,577         213,041
                                                                    ------------
                                                                       2,508,570
                                                                    ------------
 INTEGRATED ENERGY (5.9%)
  Anadarko Petroleum                                       1,998          98,501
  Chevron Texaco Corp.                                     7,221         639,059
  Conoco, Inc.                                             3,828         106,418
  Exxon Mobil Corp.                                       46,999       1,923,199
  Kerr-Mcgee Corp.                                           822          44,018
  Marathon Oil Corp.                                       1,876          50,877
  Occidental Petroleum                                     2,647          79,384
  Phillips Petroleum Co.                                   2,501         147,259
  Royal Dutch Petroleum Co.                               14,686         811,695
  Unocal Corp.                                             2,827         104,429
                                                                    ------------
                                                                       4,004,839
                                                                    ------------
 LODGING (0.1%)
  Hilton Hotels Corp.                                      3,115          43,299
  Starwood Hotels & Resorts                                1,535          50,486
                                                                    ------------
                                                                          93,785
                                                                    ------------

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
 MEDIA (1.3%)
  AOL Time Warner Inc. (A)                                29,635    $    435,931
  Comcast Corp. (A)                                        7,581         180,693
  Gannett Company, Inc.                                    1,346         102,161
  Omnicom Group                                            3,174         145,369
                                                                    ------------
                                                                         864,154
                                                                    ------------
 METALS (1.1%)
  Alcan Aluminum Ltd.                                      1,362          51,102
  Alcoa, Inc.                                              6,263         207,618
  Barrick Gold Corp.                                       4,876          92,595
  Illinois Tool Works                                      2,092         144,181
  Pactiv Corp. (A)                                         8,935         211,760
                                                                    ------------
                                                                         707,256
                                                                    ------------
 NATURAL GAS DISTRIBUTORS (0.3%)
  Questar Corp.                                            7,475         185,829
                                                                    ------------
 NATURAL GAS PIPELINE (0.3%)
  Kinder Morgan, Inc.                                      4,748         180,519
  Sempra Energy                                            2,263          50,080
                                                                    ------------
                                                                         230,599
                                                                    ------------
 OIL FIELD (0.7%)
  Baker Hughes, Inc.                                       5,005         166,616
  BJ Services Co.  (A)                                     1,516          51,362
  Schlumberger Ltd.                                        3,470         161,355
  Transocean, Inc.                                         3,003          93,543
                                                                    ------------
                                                                         472,876
                                                                    ------------
 PAPER (0.8%)
  Georgia-Pacific Group                                    2,506          61,597
  International Paper Co.                                  5,294         230,713
  Temple-Inland                                            2,249         130,127
  Weyerhaeuser Co.                                         1,413          90,220
                                                                    ------------
                                                                         512,657
                                                                    ------------
 PHARMACEUTICALS (9.0%)
  Amgen, Inc. (A)                                          7,645         320,211
  Baxter International, Inc.                               4,003         177,893
  Biomet, Inc. (A)                                         6,351         172,207
  Bristol-Myers Squibb Co.                                10,369         266,483
  Eli Lilly & Co.                                          6,090         343,476
  Forest Laboratories, Inc. (A)                            4,334         306,847
  Johnson & Johnson                                       22,678       1,185,152
  King Pharmaceuticals (A)                                 4,497         100,058
  MedImmune, Inc. (A)                                      1,298          34,261
  Merck & Co., Inc.                                       15,718         795,960
  Pfizer, Inc.                                            43,376       1,518,160
  Pharmacia Corp.                                          7,986         299,076
  Schering-Plough Corp.                                    6,283         154,562
  Wyeth                                                    7,735         396,032
                                                                    ------------
                                                                       6,070,378
                                                                    ------------
 RAILROADS (0.2%)
  Union Pacific                                            2,435         154,087
                                                                    ------------
 REAL ESTATE (0.2%)
  Equity Office Properties Trust                           3,297          99,240
  Equity Residential                                       2,380          68,425
                                                                    ------------
                                                                         167,665
                                                                    ------------

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
 REFINING (0.2%)
  Ashland Inc.                                               900    $     36,450
  Newmont Management Corp.                                 3,066          80,728
                                                                    ------------
                                                                         117,178
                                                                    ------------
 RETAILERS (7.8%)
  AutoZone, Inc. (A)                                       2,691         208,014
  Bed Bath & Beyond, Inc. (A)                              5,547         209,372
  Home Depot, Inc.                                        15,595         572,804
  Kohl's Corp. (A)                                         4,143         290,341
  Lowe's Cos                                              10,966         497,856
  Limited Brands, Inc.                                    10,374         220,966
  Sears Roebuck                                            6,058         328,949
  Staples Inc. (A)                                        14,859         292,722
  Target Corp.                                             2,963         110,046
  Walgreen Co.                                             7,854         303,400
  Wal-Mart Stores Inc.                                    34,371       1,890,749
  Williams Sonoma, Inc. (A)                                4,347         133,279
  Yum! Brands, Inc. (A)                                    5,949         174,008
                                                                    ------------
                                                                       5,232,506
                                                                    ------------
 SERVICES (5.3%)
  Apollo Group, Inc. (A)                                   5,995         236,353
  Biogen, Inc. (A)                                         1,060          43,911
  Concord EFS (A)                                          4,562         137,476
  Equifax, Inc.                                            3,484          94,068
  H & R Block                                              5,648         260,655
  KLA-Tencor Corp. (A)                                     1,356          59,617
  Medtronic, Inc.                                          8,405         360,154
  Microsoft (A)                                           37,608       2,054,525
  Oracle Corp. (A)                                        32,165         304,763
                                                                    ------------
                                                                       3,551,522
                                                                    ------------
 SUPERMARKETS (0.3%)
  Supervalue, Inc.                                         9,101         223,248
                                                                    ------------
 TECHNOLOGY (10.0%)
  Adobe Systems, Inc.                                      5,825         165,983
  Agilent Technologies, Inc. (A)                           3,116          74,410
  Apple Computers, Inc. (A)                                6,223         110,240
  Automatic Data Process                                   2,711         118,064
  Cisco Systems, Inc. (A)                                 57,542         802,423
  Computer Sciences Corp. (A)                              3,212         153,534
  Conexant Systems, Inc. (A)                              15,511          25,205
  Dell Computer Corp. (A)                                 19,839         519,087
  Electronic Data System                                   3,977         147,746
  EMC Corp. (A)                                           18,385         138,807
  First Data Corp.                                         8,593         323,612
  Fiserv Inc. (A)                                          4,554         167,155
  Hewlett Packard Co.                                     13,554         207,105
  Intel Corp.                                             46,440         848,691
  International Business Machines Corp.                   10,164         731,808
  JDS Uniphase Corp. (A)                                   8,641          23,028
  Lexmark International Group, Inc. (A)                    3,198         173,971
  Lucent Technologies (A)                                 16,483          27,362

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
 TECHNOLOGY (CONTINUED)
  Mattel, Inc.                                             7,196    $    151,188
  Micron Technologies, Inc. (A)                            8,562         173,124
  Motorola, Inc.                                          24,382         351,588
  National Semiconductor (A)                               5,981         174,466
  Network Appliance Corp. (A)                              2,282          28,377
  Novellus Systems, Inc. (A)                               1,483          50,415
  Nvidia Corp. (A)                                         1,735          29,816
  Scientific-Atlanta, Inc.                                 5,434          89,389
  Siebel Systems, Inc. (A)                                 6,184          87,906
  Skyworks Solutions, Inc. (A)                             5,444          30,243
  Sun Microsystems, Inc. (A)                              28,641         143,348
  Teradyne Inc. (A)                                        1,175          27,613
  Texas Instruments, Inc.                                 17,294         409,868
  Unisys Corp. (A)                                        11,025          99,225
  Xilinx, Inc. (A)                                         4,135          92,769
                                                                    ------------
                                                                       6,697,566
                                                                    ------------
 TELECOMMUNICATIONS (3.3%)
  ALLTEL Corp.                                             4,460         209,620
  AT&T Corp.                                              14,692         157,204
  AT&T Wireless Group (A)                                 22,754         133,111
  BellSouth Corp.                                         14,121         444,812
  Broadcom Corp. (A)                                       1,529          26,811
  SBC Communications, Inc.                                23,044         702,842
  Sprint Corp. - PCS Group (A)                             8,581          38,357
  Verizon Global Funding Corp.                            13,170         528,776
                                                                    ------------
                                                                       2,241,533
                                                                    ------------
 TEXTILE (0.2%)
  VF Corp                                                  3,584         140,529
                                                                    ------------
 TOBACCO (1.4%)
  Fortune Brands, Inc.                                     5,344         298,943
  Philip Morris Cos                                       14,584         637,029
                                                                    ------------
                                                                         935,972
                                                                    ------------
 TRANSPORTATION SERVICES (0.5%)
  FedEx Corp.                                              5,975         319,065
                                                                    ------------
 U.S. AGENCY (2.1%)
  Federal Home Loan Mortgage Corp.                         8,316         508,939
  Federal Association National Mortgage                    9,374         691,333
  USA Education                                            2,270         219,963
                                                                    ------------
                                                                       1,420,235
                                                                    ------------
 UTILITIES (2.6%)
  Dominion Resources, Inc.                                 4,866         321,059
  Duke Energy                                              6,425         199,818
  Exelon Corp.                                             5,591         292,409
  Mirant Corp. (A)                                        19,643         143,394
  PG&E Corp. (A)                                           6,100         109,129
  Southern Co.                                            10,997         301,318
  TECO Energy, Inc.                                        1,581          38,735
  TXU Corp.                                                6,239         320,685
                                                                    ------------
                                                                       1,726,547
                                                                    ------------
  TOTAL COMMON STOCKS
   (COST $75,507,844)                                                 63,304,706
                                                                    ------------

                                                     PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                    ------------    ------------
 SHORT-TERM INVESTMENTS (5.9%)
  COMMERCIAL PAPER (5.5%)
   Southern Co.,
    1.82% due July 8, 2002                          $  1,000,000    $    999,498
   Household Financial Corp.,
    2.03% due July 1, 2002                             2,700,000       2,700,000
                                                                    ------------
                                                                       3,699,498
                                                                    ------------
  U.S. TREASURY (0.4%)
   United States of America Treasury,
    1.85% due September 5, 2002 (B)                      300,000         299,098
                                                                    ------------
   TOTAL SHORT-TERM
    INVESTMENTS (COST $3,998,648)                                      3,998,596
                                                                    ------------

                                                      NOTIONAL
                                                       VALUE
                                                    ------------
 FUTURES CONTRACTS (0.0%)
   S&P 500 Stock Index,
    Exp. September, 2002 (C)                        $  3,217,825              --
                                                                    ------------
   TOTAL INVESTMENTS (100%)
    (COST $79,506,492) (D)                                          $ 67,303,302
                                                                    ============


NOTES

(A)  Non-income Producing Security.

(B) Par value of $300,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 2002, net unrealized depreciation for all securities was $12,203,190. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $3,436,809 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $15,639,999.


                        See Notes to Financial Statements

                                  THE TRAVELERS
                                TIMED SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

During the first quarter of 2002, signs of imminent recovery were proliferating. However, this strength in economic activity appeared to dissipate throughout the second quarter. Real Gross Domestic Product ("GDP") for the first quarter of 2002 indicated that the economy grew by 6.1%, up from the 1.7% pace for the fourth quarter of 2001. Although real GDP surged, a modest slowdown is anticipated for the second half of the year. Economists expect real GDP to grow at a 2.50 - 3.50% annual rate for the remainder of 2002.

After a long contraction, purchasing managers continued to see signs of improvement in the manufacturing sector. The purchasing managers index of the Institute for Supply Management (ISM) increased to 57.20 in June, from 49.60 in January. The recent gains in the new orders component of the survey point to stronger growth in both factory orders and industrial production in the coming months.

Consumers continued to feed the momentum of the economic recovery. Surveys of consumer attitudes showed improvement. The Consumer Confidence Index increased to 106.40 in June, from 97.80 in January. In contrast, businesses have been slow to respond. The shifted focus to the quality of corporate earnings and the degree of corporate leverage has resulted in a tightening of lending standards.

However, the labor market continues to show signs of weakness. In June, the economy added only 36 thousand jobs, well below the expected 75 thousand gain. Consequently, the unemployment rate rose from 5.6% in January to 5.9% in June and remains near its peak of 6.00% reported in April 2002.

The Federal Open Market Committee ("FOMC") kept the federal funds rate unchanged at 1.75% and maintained a weakness bias at it's January 2002 FOMC meeting. At the March FOMC meeting, rates remained unchanged, however, the Federal Reserve Board ("Fed") shifted its bias to neutral, which it has maintained at both the May and June FOMC meetings. Equity market weakness, slower final demand and benign inflation suggest that the Fed will be very patient with an accommodative interest rate policy.

The strategy in management for The Travelers Timed Short-Term Bond Account for Variable Annuities will be to maintain a 30 - 40 day average life. We maintain the view that the Fed tightening will commence no earlier than the fourth quarter of 2002, with the risk skewed to no tightening this year. At the end of the second quarter, the portfolio had total assets of $138 million with an average life and yield of 23 days and 1.83%, respectively.

PORTFOLIO MANAGER: EMIL J. MOLINARO JR.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.



                               [Graphic Omitted]
          A member of citigroup[Graphic Omitted]

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                                  June 30, 2002

ASSETS:
  Investment securities, at market value (cost $137,858,880) ........   $137,843,747
  Cash ..............................................................          4,547
  Receivables:
    Purchase payments and transfers from other Travelers accounts ...        142,867
                                                                        ------------
      Total Assets ..................................................    137,991,161
                                                                        ------------

LIABILITIES:

  Payables:
    Contract surrenders and transfers to other Travelers accounts ...        185,444
    Investment management and advisory fees .........................         10,988
    Market timing fees ..............................................         42,485
    Insurance charges ...............................................         42,485
                                                                        ------------

      Total Liabilities .............................................        281,402
                                                                        ------------
NET ASSETS:
(Applicable to 89,331,350 units outstanding at $1.542 per unit) .....   $137,709,759
                                                                        ============








                        See notes to Financial Statements

                       THE TRAVELERS TIMED SHORT TERM BOND
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDING JUNE 30, 2002

INVESTMENT INCOME:
  Interest ........................................                 $  625,515

EXPENSES:
  Market timing fees ..............................    $  423,101
  Investment management and advisory fees .........       109,431
  Insurance charges ...............................       423,101
                                                       ----------

    Total expenses ................................                    955,633
                                                                    ----------

    Net investment income (loss) ..................                   (330,118)
                                                                    ----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment
    security transactions:
    Proceeds from investment securities sold ......     6,593,492
    Cost of investments securities sold ...........     6,593,651
                                                       ----------

      Net realized gain (loss) ....................                       (159)

Change in unrealized gain (loss) on
  investment securities:
  Unrealized gain (loss) at June 30, 2002 .........       (15,133)
  Unrealized gain (loss) at December 31, 2001 .....         9,770
                                                       ----------

    Net change in unrealized gain (loss)
      for the period ..............................                    (24,903)
                                                                    ----------
      Net realized gain (loss) and change
        in unrealized gain (loss) .................                    (25,062)
                                                                    ----------
Net increase (decrease) in net assets
  resulting from operations .......................                 $ (355,180)
                                                                    ==========


                        See notes to Financial Statements

                       THE TRAVELERS TIMED SHORT TERM BOND
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          SIX MONTHS
                                                                             ENDED         YEAR ENDED
                                                                            JUNE 30,      DECEMBER 31,
                                                                              2002            2001
                                                                          ------------    ------------
                                                                           (UNAUDITED)
OPERATIONS:
  Net investment income (loss) ........................................   $   (330,118)   $  1,008,902
  Net realized gain (loss) from investment security transactions ......           (159)         54,230
  Net change in unrealized gain (loss) on investment securities .......        (24,903)         53,055
                                                                          ------------    ------------

    Net increase (decrease) in net assets resulting from operations ...       (355,180)      1,116,187
                                                                          ------------    ------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 2,213,734 and 3,894,240 units, respectively) .......      3,418,773       6,017,688
  Participant transfers from other Travelers accounts
    (applicable to 848,976 and 1,742,425 units, respectively) .........      1,311,171       2,690,068
  Market timing transfers from other Travelers timed accounts
    (applicable to 67,024,568 and 33,051,057 units, respectively) .....    103,493,392      50,876,979
  Administrative charges
    (applicable to 79,100 and 63,033 units, respectively) .............       (121,949)        (97,541)
  Contract surrenders
    (applicable to 2,554,730 and 5,481,865 units, respectively) .......     (3,945,687)     (8,465,420)
  Participant transfers to other Travelers accounts
    (applicable to 1,421,233 and 3,259,397 units, respectively) .......     (2,194,461)     (5,036,703)
  Market timing transfers to other Travelers timed accounts
    (applicable to 81,456,316 units) ..................................             --    (125,302,044)
  Other payments to participants
    (applicable to 84,606 and 155,243 units, respectively) ............       (130,746)       (239,676)
                                                                          ------------    ------------

    Net increase (decrease) in net assets resulting from
      unit transactions ...............................................    101,830,493     (79,556,649)
                                                                          ------------    ------------
      Net increase (decrease) in net assets ...........................    101,475,313     (78,440,462)

NET ASSETS:
  Beginning of period .................................................     36,234,446     114,674,908
                                                                          ------------    ------------

  End of period .......................................................   $137,709,759    $ 36,234,446
                                                                          ============    ============

                        See notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

     The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

     SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

     Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems, in good faith, to be fair value. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

     REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

     FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

     OTHER. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENTS

     Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.   CONTRACT CHARGES

     Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

     A market timing fee equivalent, on an annual basis, to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to CitiStreet Financial Services LLC, a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TSB.

     Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

     No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $23,419 and $35,835 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively.

4.   SUPPLEMENTARY INFORMATION
     (Selected data for a unit outstanding throughout each period.)


                                                                  SIX MONTHS
                                                                     ENDED               FOR THE YEARS ENDED DECEMBER 31,
                                                                    JUNE 30,       (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                    -------     ---------------------------------------------------
                                                                      2002        2001       2000       1999       1998       1997
                                                                    -------     -------    -------    -------    -------    -------
SELECTED PER UNIT DATA:
  Total investment income ........................................  $  .014     $  .065    $  .096    $  .076    $  .078    $  .077
  Operating expenses .............................................     .021        .044       .042       .041       .040       .039
                                                                    -------     -------    -------    -------    -------    -------

  Net investment income (loss) ...................................    (.007)       .021       .054       .035       .038       .038

  Unit value at beginning of period ..............................    1.549       1.527      1.473      1.437      1.399      1.361
  Net realized and change in unrealized gains (losses) ...........       --        .001         --       .001         --         --
                                                                    -------     -------    -------    -------    -------    -------

  Unit value at end of period ....................................  $ 1.542     $ 1.549    $ 1.527    $ 1.473    $ 1.437    $ 1.399
                                                                    =======     =======    =======    =======    =======    =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value ..........................  $  (.01)    $   .02    $   .05    $   .04    $   .04    $   .04
  Ratio of operating expenses to average net assets* .............    2.82%       2.82%      2.82%      2.82%      2.82%      2.82%
  Ratio of net investment income (loss) to average net assets* ...   (0.94)%      1.37%      3.61%      2.38%      2.71%      2.77%
  Number of units outstanding at end of period (thousands) .......   89,331      23,384     75,112    109,666    137,067     47,262


*    Annualized

5.   SUBSEQUENT EVENT

     On July 29,  2002,  $37,120,906  and  $19,803,378  of the net assets of The
     Travelers Short-Term Bond Account for Variable Annuities were transferred to The Travelers Timed Growth and Income Stock Account for Variable Annuities, and The Travelers Timed Aggressive Stock Account for Variable Annuities, respectively, as a result of a transfer order made by a market timer on behalf of subscribing participants.

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2002

                                                                             PRINCIPAL       MARKET
                                                                               AMOUNT        VALUE
                                                                            ------------  ------------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (85.8%)
  AIG Funding, Inc., 1.79% due July 9, 2002 ..............................  $  4,000,000  $  3,997,800
  AIG Funding, Inc., 1.78% due July 24, 2002 .............................     1,950,000     1,947,502
  Air Liquide US LLC, 2.03% due July 1, 2002 .............................     5,460,000     5,460,000
  American Honda Financial Corp., 1.79% due July 24, 2002 ................     4,500,000     4,494,236
  Blueridge Asset Funding Corp., 1.81% due July 8, 2002 ..................     3,980,000     3,978,002
  Blueridge Asset Funding Corp., 1.81% due July 17, 2002 .................     2,500,000     2,497,653
  Caterpillar Financial Services Corp., 1.83% due August 7, 2002 .........     1,930,000     1,926,204
  DE Funding Corp., 1.81% due July 12, 2002 ..............................     3,290,000     3,287,713
  Gannett Co., Inc., 1.78% due July 22, 2002 .............................     2,450,000     2,447,102
  Gannett Co., Inc., 1.78% due July 26, 2002 .............................     2,940,000     2,935,949
  GE Capital Corp., 1.97% due July 2, 2002 ...............................     4,200,000     4,199,143
  GE Capital Corp., 1.81% due August 12, 2002 ............................     2,600,000     2,594,246
  Household Finance Corp., 2.03% due July 1, 2002 ........................     6,800,000     6,800,000
  May Dept Stores Co., 1.78% due July 19, 2002 ...........................     4,500,000     4,495,333
  McGraw-Hill Companies, 1.78% due August 22, 2002 .......................     6,800,000     6,781,606
  Morgan Stanley Dean Witter & Co., 1.82% due July 8, 2002 ...............     4,500,000     4,497,741
  Morgan Stanley Dean Witter & Co., 1.81% due July 29, 2002 ..............     2,300,000     2,296,493
  National Rural Utilities Coop Finance Corp., 1.88% due July 11, 2002 ...     4,400,000     4,397,153
  National Rural Utilities Coop Finance Corp., 1.85% due August 6, 2002 ..     2,400,000     2,395,397
  Nordea North America Inc., 1.80% due July 11, 2002 .....................     2,000,000     1,998,706
  Paradigm Funding LLC, 1.82% due August 1, 2002 .........................     6,000,000     5,989,968
  Park Avenue Receivables Corp., 1.81% due August 8, 2002 ................     4,500,000     4,490,928
  Preferred Resources Funding Corp., 1.81% due July 12, 2002 .............     3,000,000     2,997,915
  Santander Central Hispano Find, 1.83% due July 25, 2002 ................     4,500,000     4,494,015
  Sheffield Resources Corp., 1.83% due July 1, 2002 ......................     3,400,000     3,399,476
  Sheffield Resources Corp., 1.81% due July 17, 2002 .....................     2,300,000     2,297,840
  Southern Co., 1.82% due July 8, 2002 ...................................     4,500,000     4,497,741
  Tribune Co., 1.80% due July 2, 2002 ....................................     4,500,000     4,499,082
  UBS Financial, Inc., 1.80% due August 16, 2002 .........................     2,300,000     2,294,457
  UBS Financial, Inc., 1.87% due August 21, 2002 .........................     4,500,000     4,488,048
  Windmill Funding Corp., 1.81% due July 16, 2002 ........................     1,740,000     1,738,453
  Windmill Funding Corp., 1.81% due August 12, 2002 ......................     3,670,000     3,661,878
                                                                                          ------------
                                                                                           118,277,780
                                                                                          ------------
 U. S. AGENCY (14.2%)
  Federal Home Loan Mortgage Corp., 1.78% due July 18, 2002 ..............     3,400,000     3,397,219
  Federal Home Loan Mortgage Corp., 1.79% due August 8, 2002 .............     4,500,000     4,491,778
  Federal Home Loan Mortgage Corp., 1.75% due August 14, 2002 ............    10,000,000     9,978,850
  Federal National Mortgage Association, 1.78% due July 24, 2002 .........     1,700,000     1,698,120
                                                                                          ------------
                                                                                            19,565,967
                                                                                          ------------

  TOTAL INVESTMENTS (100%)
   (COST $137,858,880) ...................................................                $137,843,747
                                                                                          ============

                        See notes To Financial Statements

                                  THE TRAVELERS
                                TIMED AGGRESSIVE
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is managed by the Travelers Investment Management Company (TIMCO). TIMCO manages Account TAS to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Stock Index ("S&P 400"). The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.

For the six months ending June 30, 2002, Account TAS declined 3.7%, before fees and expenses, underperforming the S&P 400 index which declined 3.2%. Net of fees and expenses, Account TAS's loss of 5.0% for the first half of 2002 was comparable to the median return achieved by variable annuity stock funds in the Lipper Mid Cap Core Category. On a trailing twelve month basis as of June 30, 2002, Account TAS's loss of 8.4%, net of fees and expenses, was slightly ahead of the Lipper Mid Cap Core median loss of 8.8%. A discussion of portfolio performance in each of the first two quarters of 2002 is presented next.

Our stock selection factors produced mixed results in the first half of 2002. Early in the year, all three components of our model - valuation, earnings and price momentum -generated positive excess returns. However, in the euphoria that led the market higher in March after concerns over accounting issues abated, we observed that lower quality stocks with inferior earnings momentum actually performed better than stocks with more proven earnings records. Our model tends to emphasize companies that fall in the latter category and we underperformed as a result. Our performance relative to the benchmark was neutral in the second quarter.

Our performance attribution analysis for the first quarter indicates that stock selection was mixed in most sectors and on average unfavorable in the Health Care sector. In the Health Care sector, we suffered from overweight positions in Millennium Pharmaceuticals, Protein Design Labs and Barr Laboratories. In February, Millennium closed its acquisition of COR Therapeutics which may have taken investor attention away Millennium's multiple, promising new product candidates. Protein Design fell after the company reduced guidance due to lower interest income and higher costs associated with the company's advancing proprietary pipeline.

Early in the first quarter, several of our positions in the Consumer Discretionary sector in retailers and restaurants advanced on growing hopes of an economic recovery. Furniture Brands, Barnes and Noble, Coach and Brinker all posted solid double-digit gains. Casino operator Mandalay Resort Group rose by over 20% as investors became hopeful that an economic rebound would result in greater customer traffic. Deteriorating cash flow caused Covanta Energy to fall by over 50% and we gained from avoiding the stock.

Later in the first quarter, the biggest gains in the Consumer Discretionary sector were registered in economically sensitive stocks such as retailers Abercrombie & Fitch and Saks, theme park Six Flags and hotel and casino operator Park Place Entertainment. While these stocks moved on hopes of a strong economic rebound, we were underweight in these stocks since they did not exhibit either low valuations or extraordinary momentum. Our overweight position in Lands End hurt us as the company guided earnings estimates lower.

During the second quarter, stock selection was mixed in most sectors, adverse in the Technology sector and favorable in the Consumer Discretionary sector. In the Technology sector, our overweight positions in Cirrus Logic, Sandisk and LTX hurt relative performance as they all fell significantly. Cirrus Logic reported first quarter earnings in line with expectations but guided revenue growth for the September quarter lower into the 5-6% range. Later in the quarter, our overweight positions in Advent Software, Internet Security and LTX hurt relative performance as they all fell significantly. Advent Software reported a significant negative earnings surprise while semiconductor equipment maker LTX was affected by ongoing sluggish capital expenditures.

In the Consumer Discretionary sector, retailers and consumer cyclicals such as Williams-Sonoma, Coach and Furniture Brands continued to benefit from rising earnings estimates. Casino operator Mandalay Resort Group rose on prospects of increased consumer travel over the upcoming summer as the economy continues to recover. Defensive consumer stocks such as Church and Dwight benefited from their lower valuations and attractive earning growth rates.

After a one-month break in relative performance, small and mid cap stocks again led large cap stocks in June. For the nine-month period ending in June, both the Russell 2000 index and the S&P 400 Midcap index have outgained the Russell 1000 index by nearly +17%. This current outcome is in line with historical experience where small and mid cap outperformance typically lasts for an extended period of time after a market trough. When current concerns over accounting irregularities abate, we believe that the overall stimulative environment on both the monetary and fiscal fronts should bode well for small and mid cap stocks.


PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.

                                  [TIMCO LOGO]

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 2002


ASSETS:
  Investment securities, at market value (cost $53,642,695) ........ $52,778,001
  Cash .............................................................     163,649
  Receivables:
    Dividends ......................................................      36,066
    Investment securities sold .....................................       1,369
    Purchase payments and transfers from other Travelers accounts ..      76,482
    Variation on futures margin ....................................      28,050
  Other assets .....................................................          42
                                                                     -----------

      Total Assets .................................................  53,083,659
                                                                     -----------

LIABILITIES:
  Payables:
    Contract surrenders and transfers to other Travelers accounts ..      59,527
    Investment management and advisory fees ........................       4,549
    Market timing fees .............................................      16,247
    Insurance charges ..............................................      16,247
  Accrued liabilities ..............................................         146
                                                                     -----------

      Total Liabilities ............................................      96,716
                                                                     -----------
NET ASSETS:
  (Applicable to 11,786,735 units outstanding at $4.496 per unit) .. $52,986,943
                                                                     ===========


                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDING JUNE 30, 2002

INVESTMENT INCOME:
  Dividends .......................................    $  369,915
  Interest ........................................        74,569
                                                       ----------
    Total income (loss) ...........................                 $   444,484

EXPENSES:
  Market timing fees ..............................       502,961
  Investment management and advisory fees .........       140,829
  Insurance charges ...............................       502,961
                                                       ----------

    Total expenses ................................                   1,146,751
                                                                    -----------

      Net investment income (loss) ................                    (702,267)
                                                                    -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
      GAIN (LOSS) ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security
  transactions:
    Proceeds from investment securities sold ......    73,270,879
    Cost of investment securities sold ............    73,181,351
                                                       ----------

      Net realized gain (loss) ....................                      89,528

  Change in unrealized gain (loss) on investment
  securities:
    Unrealized gain (loss) at June 30, 2002 .......      (864,694)
    Unrealized gain (loss)  at December 31, 2001 ..       962,156
                                                       ----------

      Net change in unrealized gain (loss) on
      investments .................................                  (1,826,850)
                                                                    -----------

        Net realized gain (loss) and change in
        unrealized gain (loss) ....................                  (1,737,322)
                                                                    -----------

  Net decrease in net assets resulting from operations              $(2,439,589)
                                                                    ===========


                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Six months
                                                                                    ended        Year ended
                                                                                   June 30,      December 31,
                                                                                     2002            2001
                                                                                 ------------    ------------
                                                                                 (Unaudited)
OPERATIONS:
  Net investment income (loss) ...............................................   $   (702,267)   $ (1,099,280)
  Net realized gain (loss) from investment security transactions .............         89,528       1,450,756
  Net change in unrealized gain (loss) on investment securities ..............     (1,826,850)     (2,617,243)
                                                                                 ------------    ------------

    Net increase (decrease) in net assets resulting from operations ..........     (2,439,589)     (2,265,767)
                                                                                 ------------    ------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 1,150,816 and 1,716,985 units, respectively) ..............      5,536,884       7,910,740
  Participant transfers from other Travelers accounts
    (applicable to 558,893 and 1,674,155 units, respectively) ................      2,696,489       7,731,213
  Market timing transfers from other Travelers timed accounts
    (applicable to 7,665,282 units) ..........................................             --      34,034,326
  Administrative charges
    (applicable to 11,613 and 27,730 units, respectively) ....................        (52,295)       (132,675)
  Contract surrenders
    (applicable to 981,811 and 1,538,515 units, respectively) ................     (4,719,043)     (7,232,198)
  Participant transfers to other Travelers accounts
    (applicable to 425,839 and 746,949 units, respectively) ..................     (2,052,205)     (3,487,973)
  Market timing transfers to other Travelers timed accounts
    (applicable to 7,453,385 and 3,591,204 units, respectively) ..............    (35,619,998)    (15,736,448)
  Other payments to participants
    (applicable to 110,850 and 14,577 units, respectively) ...................       (526,128)        (71,651)
                                                                                 ------------    ------------

    Net increase (decrease) in net assets resulting from unit transactions ...    (34,736,296)     23,015,334
                                                                                 ------------    ------------

      Net increase (decrease) in net assets ..................................    (37,175,885)     20,749,567

NET ASSETS:
  Beginning of period ........................................................     90,162,828      69,413,261
                                                                                 ------------    ------------

  End of period ..............................................................   $ 52,986,943    $ 90,162,828
                                                                                 ============    ============


                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

     The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

     SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

     Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

     FUTURES CONTRACTS. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

     It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

     Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

     OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter market and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the respective exchange, or in the absence of such price, the latest bid quotation.

     REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

     FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

     OTHER. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $45,181,571 and $66,324,504, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $2,718,182 and $3,053,430, respectively, for the six months ended June 30, 2002. Realized gains and losses from investment security transactions are reported on an identified cost basis.

     At June 30, 2002, Account TAS held 22 open S&P 400 MidCap Index futures contracts expiring in September, 2002. The underlying face value, or notional value, of these contracts at June 30, 2002 amounted to $5,393,300. In connection with these contracts, short-term investments with a par value of $1,000,000 had been pledged as margin deposits.

     Net realized losses resulting from futures contracts were $249,094 and $2,501,509 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively. These losses are included in the net realized gain (loss) from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 2002 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.   CONTRACT CHARGES

     Investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

     A market timing fee equivalent, on an annual basis, to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to CitiStreet Financial Services LLC, a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TAS.

     Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

     No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $34,101 and $34,962 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively.

4.   SUPPLEMENTARY INFORMATION

     (Selected data for a unit outstanding throughout each period.)

                                                              SIX MONTHS
                                                                 ENDED         FOR THE YEARS ENDED DECEMBER 31,
                                                                JUNE 30, (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                -------  -------------------------------------------
                                                                   2002     2001     2000     1999     1998     1997
                                                                -------  -------  -------  -------  -------  -------
SELECTED PER UNIT DATA:
  Total investment income ....................................  $  .026  $  .063  $  .084  $   052  $   056  $   063
  Operating expenses .........................................     .067     .134     .135     .110     .098     .085
                                                                -------  -------  -------  -------  -------  -------

Net investment loss ..........................................    (.041)   (.071)   (.051)   (.058)   (.042)   (.022)

Unit value at beginning of period ............................    4.730    4.986    4.371    3.907    3.389    2.623
Net realized and change in unrealized gains (losses) .........    (.193)   (.185)     666      522+     560      788
                                                                -------  -------  -------  -------  -------  -------

  Unit value at end of period ................................  $ 4.496  $ 4.730  $ 4.986  $ 4.371  $ 3.907  $ 3.389
                                                                =======  =======  =======  =======  =======  =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value ......................  $  (.23) $  (.26) $    61  $    46  $    52  $    77
  Ratio of operating expenses to average net assets* .........    2.85%    2.85%    2.85%    2.85%    2.85%    2.85%
  Ratio of net investment loss to average net assets* ........   (1.71)%  (1.53)%  (1.06)%  (1.49)%  (1.21)%  (0.76)%
  Number of units outstanding at end of period (thousands) ...   11,787   19,061   13,923   15,180   16,452   25,865
  Portfolio turnover rate ....................................     114%      49%     106%      85%     113%      92%

  * Annualized

  + Includes a reimbursement of $56,058 from the investment advisor, TIMCO.

5.   SUBSEQUENT EVENT

     On July 29, 2002, $19,803,378 of the net assets of The Travelers Short-Term Bond Account for Variable Annuities were transferred to The Travelers Timed Aggressive Stock Account for Variable Annuities, as a result of a transfer order made by a market timer on behalf of subscribing participants.

6.   RELATED PARTY TRANSACTIONS

     The parent, Citigroup, announced in late May 2002 that it plans to purchase Golden State Bancorp ("GSB") for (at the time) $5.8 billion in cash and stock. As of June 30, 2002 The Timed Aggressive Stock Account for Variable Annuities ("Account TAS") held 2,120 shares of GSB with an aggregate cost and market value of $59,620 and $76,850 respectively. Due to Account TAS's restrictions on owning related party shares, all holdings of GSB were liquidated as of August 7, 2002.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2002

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
COMMON STOCKS (88.0%)

 AEROSPACE (0.3%)
  Precision Castparts Corp.                                4,624    $    152,592
                                                                    ------------

 AIRLINES (0.2%)
  Alaska Air Group, Inc. (A)                               3,897         101,712
                                                                    ------------
 AUTOMOTIVE (1.6%)
  ArvinMeritor, Inc.                                       9,940         238,560
  Bandag Inc.                                              3,526          99,856
  Borg Warner, Inc.                                        2,906         167,851
  Lear Corp. (A)                                           6,011         278,009
  Superior Industries International                        1,694          78,144
                                                                    ------------
                                                                         862,420
                                                                    ------------
 BANKING (7.8%)
  Associated Banc-Corp                                     6,074         229,081
  Astoria Financial Corp.                                  3,200         102,560
  Bank of Hawaii                                           8,060         228,743
  Banknorth Group, Inc.                                    5,158         134,237
  City National Corp.                                      7,463         401,136
  Commerce Bancorp                                         6,144         271,565
  Compass Bancshares, Inc.                                 5,680         190,876
  First Virginia Banks, Inc.                               3,975         213,139
  FirstMerit Corp.                                         5,095         140,597
  Fisrt Tennesse National Corp.                            2,664         102,031
  Golden State Bancorp                                     2,120          76,850
  Hibernia Corp.                                          16,643         329,365
  M & T Bank Corp.                                         5,103         437,633
  Mercantile Bankshares Corp.                              3,794         155,554
  National Commerce Financial Corp.                       12,879         338,718
  North Fork Bancorp, Inc.                                 7,463         297,102
  Sovereign Bancorp, Inc.                                 11,689         174,751
  TCF Financial Corp.                                      6,340         311,294
                                                                    ------------
                                                                       4,135,232
                                                                    ------------
 BEVERAGE (0.7%)
  Constellation Brands, Inc. (A)                          11,341         362,912
                                                                    ------------
 BROKERAGE (0.6%)
  Legg Mason, Inc.                                         4,606         226,661
  Waddell and Reed Financial                               2,840          65,093
                                                                    ------------
                                                                         291,754
                                                                    ------------
 BUILDING MATERIALS (0.2%)
  Martin Marietta Material, Inc.                           3,104         121,056
                                                                    ------------
 CAPITAL GOODS (1.1%)
  Albany International Corp.                               5,491         147,763
  American Standard Co (A)                                 2,192         164,619
  Danaher Corp.                                            1,421          94,283
  Minerals Technologies, Inc.                              1,717          84,682
  SanDisk Corp. (A)                                        8,644         107,402
                                                                    ------------
                                                                         598,749
                                                                    ------------

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
 CHEMICALS (3.0%)
  Airgas, Inc. (A)                                         6,868    $    118,816
  Albemarle Corp.                                          3,038          93,722
  Cabot Corp.                                              3,501          99,428
  Cabot Microelectronics Corp. (A)                         1,321          57,173
  Church & Dwight, Inc.                                    5,548         173,819
  Crompton Corp.                                           8,784         111,996
  Cytec Industries, Inc. (A)                               3,501         110,071
  FMC Corp. (A)                                            1,698          51,229
  IMC Global                                               7,397          92,462
  Lubrizol Corp.                                           2,906          97,351
  Lyondell Chemical                                        6,274          94,737
  Mylan Laboratories, Inc.                                 9,261         290,332
  Solutia, Inc.                                            6,934          48,677
  Valspar Corp.                                            2,774         124,830
                                                                    ------------
                                                                       1,564,643
                                                                    ------------
 CONGLOMERATES (0.8%)
  RPM, Inc.                                                6,274          95,679
  SPX Corp. (A)                                            2,895         340,162
                                                                    ------------
                                                                         435,841
                                                                    ------------
 CONSTRUCTION MACHINERY (0.5%)
  AGCO Corp. (A)                                           5,416         106,316
  Granite Construction Co.                                 2,421          61,251
  United Rentals (A)                                       3,830          83,494
                                                                    ------------
                                                                         251,061
                                                                    ------------
 CONSUMER (4.3%)
  Blyth Inc.                                               5,236         163,468
  Coach, Inc. (A)                                          5,862         321,824
  CSG Systems International, Inc. (A)                      2,929          56,076
  Dial Corp.                                               8,612         172,412
  DST Systems, Inc. (A)                                    6,472         295,835
  Expedia, Inc. (A)                                        2,504         147,849
  Furniture Brands, Inc. (A)                               7,926         239,761
  HON Industries, Inc.                                     4,745         129,159
  Mohawk Industries (A)                                    4,496         276,639
  Outback Steakhouse, Inc. (A)                             4,432         155,563
  Viad Corp.                                              11,998         311,948
                                                                    ------------
                                                                       2,270,534
                                                                    ------------
 DEFENSE (0.2%)
  Harsco Corp.                                             2,283          85,613
                                                                    ------------
 ELECTRIC UTILITIES (4.1%)
  ALLETE Inc.                                             12,350         334,685
  Cleco Corp.                                             11,253         246,441
  Conectiv Inc.                                            9,983         254,067
  DQE                                                     13,477         188,678
  Idacorp, Inc.                                            6,959         191,442
  PNM Resources, Inc.                                      6,142         148,636
  Powerwave Technologies (A)                               6,981          63,911
  Puget Energy, Inc.                                       8,481         175,472
  SCANA Corp.                                              4,625         143,005
  Wisconsin Energy Corp.                                  13,654         345,037
  WPS Resources Corp.                                      1,332          54,386
                                                                    ------------
                                                                       2,145,760
                                                                    ------------

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
 ENERGY (0.7%)
  Helmerich & Payne, Inc.                                  2,510    $     89,657
  Patterson - UTI Energy, Inc. (A)                         4,491         126,781
  Pioneer Natural Resources (A)                            5,745         149,657
                                                                    ------------
                                                                         366,095
                                                                    ------------
 ENTERTAINMENT (1.1%)
  Electronic Arts, Inc. (A)                                8,845         584,212
                                                                    ------------
 FINANCE (4.0%)
  American Financial Group                                 4,953         118,377
  AmeriCredit Corp. (A)                                    4,887         137,080
  BISYS Group (A)                                          9,907         329,903
  E*Trade Group (A)                                       13,209          72,121
  Greenpoint Financial Co.                                 7,727         379,396
  Greater Bay Bancorp                                      4,244         130,503
  IndyMac Bancorp Inc. (A)                                 3,417          77,498
  Investors Financial Services                             6,708         225,020
  Neuberger Berman                                         1,882          68,881
  New York Community Bancorp                               7,199         192,033
  SEI Investment Co.                                       3,769         106,455
  StanCorp Financial Group                                 5,239         290,765
                                                                    ------------
                                                                       2,128,032
                                                                    ------------
 FOOD (2.6%)
  Bob Evans Farms, Inc.                                    3,569         112,084
  Cracker Barrel Old Country Stores                        4,497         136,821
  Dean Foods Co. (A)                                       4,491         167,514
  Dole Food Co., Inc.                                      8,574         248,646
  Hormel Foods                                             5,155         123,411
  McCormick & Co.                                          9,728         250,496
  Smithfield Foods, Inc. (A)                               6,276         116,420
  Tyson Foods, Inc.                                       13,687         212,285
                                                                    ------------
                                                                       1,367,677
                                                                    ------------
 GAMING (0.4)
  Mandalay Resort Group (A)                                8,519         234,869
                                                                    ------------
 HEALTHCARE (5.6%)
  Advance PCS (A)                                          5,552         132,943
  Apogent Technology, Inc. (A)                             6,200         127,534
  Apria Healthcare Group Inc (A)                           7,232         161,997
  Beckman Coulter, Inc.                                    2,865         142,963
  Covance, Inc. (A)                                        2,774          52,013
  Cytyc Corp. (A)                                          6,411          48,820
  Edwards Lifesciences Corp (A)                            5,446         124,822
  Express Scripts, Inc. (A)                                4,836         242,332
  Health Network, Inc. (A)                                 8,189         219,220
  Henry Schein, Inc. (A)                                   2,375         105,676
  LifePoint Inc. (A)                                       1,431          51,917
  Patterson Dental Co.  (A)                                3,802         191,393
  Quest Diagnostics, Inc. (A)                              5,672         488,076
  Triad Hospitals, Inc. (A)                                6,491         277,296
  Trigon Healthcare, Inc. (A)                              2,611         262,614
  Universal Health Services, Inc. (A)                      3,566         174,734
  Varian Medical Systems (A)                               4,011         162,646
                                                                    ------------
                                                                       2,966,996
                                                                    ------------

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
 HOME CONSTRUCTION (1.6%)
  Clayton Homes, Inc.                                     11,846    $    187,167
  D.R. Horton, Inc                                        12,498         325,323
  Lennar Corp.                                             5,188         317,506
                                                                    ------------
                                                                         829,996
                                                                    ------------
 INDEPENDENT ENERGY (1.0%)
  Entergy Corp.                                            3,112         132,073
  Forest Oil Corp. (A)                                     2,840          80,400
  Noble Affiliates, Inc.                                   3,236         116,658
  Ocean Energy, Inc.                                       9,841         213,254
                                                                    ------------
                                                                         542,385
                                                                    ------------
 INDUSTRIAL (3.3%)
  Arch Coal                                                5,172         117,456
  Ceridian Corp. (A)                                       9,776         185,548
  Certegy Inc. (A)                                         5,690         211,042
  DeVry, Inc. (A)                                          5,085         116,141
  Flowserve Corp. (A)                                      5,221         155,586
  FMC Technologies, Inc. (A)                               3,627          74,607
  Grant Prideco, Inc. (A)                                  6,011          81,750
  Hillenbrand Industries, Inc.                             3,611         202,758
  Jacobs Engineering Group, Inc. (A)                       7,445         258,937
  National Oilwell, Inc. (A)                               4,161          87,589
  Pentair, Inc.                                            2,707         130,153
  Sylvan Learning Systems, Inc. (A)                        5,901         117,931
                                                                    ------------
                                                                       1,739,498
                                                                    ------------
 INSURANCE (4.5%)
  American National Ins Co.                                  776          74,729
  ChoicePoint Inc. (A)                                     6,663         302,967
  Everest Re Group                                         4,312         241,256
  Fidelity National Financial, Inc.                        9,299         293,848
  HCC Insurance Holdings, Inc.                             2,294          60,447
  MONY Group                                               7,625         259,250
  Old Republic International Corp.                        10,402         327,663
  Oxford Health Plans, Inc. (A)                            6,031         280,200
  PMI Group, Inc.                                          7,492         286,194
  Radian Group Inc.                                        5,416         263,651
                                                                    ------------
                                                                       2,390,205
                                                                    ------------
 MEDIA CABLE (0.4%)
  Media General                                            3,819         230,668
                                                                    ------------
 MEDIA NON-CABLE (2.1%)
  Belo (A.H.) Corp.                                        8,184         185,040
  Entercom Communications (A)                              2,492         114,383
  Harte Hanks, Inc.                                        7,557         155,296
  Hispanic Broadcasting Corp. (A)                          4,953         129,273
  Readers Digest Association, Inc.                         3,170          59,374
  Scholastic Corp. (A)                                     1,372          51,999
  Valassis Communications, Inc. (A)                        2,889         105,449
  Washington Post Co.                                        609         334,950
                                                                    ------------
                                                                       1,135,764
                                                                    ------------
 METALS (0.2%)
  AK Steel Holding Co. (A)                                 6,414          82,163
                                                                    ------------
 NATURAL GAS DISTRIBUTORS (1.1%)
  AGL Resources, Inc.                                     11,261         263,620
  Equitable Resources, Inc.                                3,962         135,897
  Questar Corp.                                            7,758         192,864
                                                                    ------------
                                                                         592,381
                                                                    ------------

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
 OIL FIELD (2.4%)
  BJ Services Co. (A)                                      2,673    $     90,561
  Cooper Cameron Corp. (A)                                 2,642         127,926
  ENSCO International Inc.                                 7,463         203,441
  Hanover Compressor Co. (A)                               3,236          43,686
  Pride International, Inc. (A)                            7,350         115,101
  Smith International, Inc. (A)                            2,840         193,660
  Tidewater, Inc.                                          3,632         119,565
  Varco International, Inc. (A)                            5,977         104,837
  Weatherford International, Inc. (A)                      6,011         259,675
                                                                    ------------
                                                                       1,258,452
                                                                    ------------
 PAPER (1.6%)
  Bowater Inc                                              3,460         188,120
  Glatfelter Co.                                           4,264          80,163
  Packaging Corp of America (A)                            7,000         139,230
  Potlatch Corp.                                           1,638          55,725
  Rayonier, Inc.                                           1,511          74,235
  Reynolds & Reynolds Co.                                  6,093         170,299
  Sonoco Products                                          5,646         158,483
                                                                    ------------
                                                                         866,255
                                                                    ------------
 PHARMACEUTICALS (3.1%)
  Amerisource Bergen Corp                                    975          74,100
  Barr Laboratories Inc. (A)                               2,385         151,519
  Cephalon Inc. (A)                                        1,012          45,758
  Gilead, Inc. (A)                                        10,619         349,684
  ICN Pharmaceuticals, Inc.                                7,708         186,611
  IDEC Pharmaceuticals Corp. (A)                           8,519         301,956
  Incyte Genomics, Inc. (A)                                3,236          23,542
  Millennium Pharmaceuticals (A)                          15,813         191,970
  Omnicare, Inc.                                           5,745         150,864
    Protein Design Laboratories, Inc. (A)                  6,142          66,733
  Vertex Pharmaceuticals (A)                               4,239          68,990
                                                                    ------------
                                                                       1,611,727
                                                                    ------------
 REAL ESTATE (0.5%)
  Hospitality Properties                                   3,038         110,887
  New Plan Excel Realty Trust                              7,067         147,206
                                                                    ------------
                                                                         258,093
                                                                    ------------
 REFINING (0.9%)
  Murphy Oil Corp.                                         2,575         212,438
  Valero Energy Corp.                                      7,458         279,079
                                                                    ------------
                                                                         491,517
                                                                    ------------
 RETAILERS (4.0%)
  Barnes & Noble, Inc. (A)                                 3,624          95,782
  Borders Group, Inc. (A)                                  5,745         105,708
  CDW Computer Centers, Inc. (A)                           4,463         208,891
  Callaway Golf Co.                                        6,665         105,574
  Clarie's Stores, Inc.                                    5,211         119,332
  Dollar Tree Stores (A)                                   6,423         253,098
  Michaels Stores, Inc. (A)                                3,994         155,766
  Neiman Marcus Group, Inc.  (A)                           3,632         126,030
  Payless ShoeSource, Inc. (A)                             2,311         133,229
  Pennzoil Quaker State Co.                                4,425          95,270
  Ross Stores, Inc.                                        4,363         177,880
  Saks Inc (A)                                             9,162         117,640
  Williams Sonoma, Inc. (A)                               13,473         413,082
                                                                    ------------
                                                                       2,107,282
                                                                    ------------
 STATE AGENCY (0.3%)
  GTECH Holdings Corp. (A)                                 5,268         134,545
                                                                    ------------

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
 SERVICES (6.0%)
  American Eagle Outfitters, Inc. (A)                      3,599      $   76,065
  Apollo Group, Inc. (A)                                   2,798         110,311
  Cadence Design System (A)                               16,382         264,078
  DENTSPLY International, Inc.                             6,269         231,420
  Education Management (A)                                 6,700         272,824
  Energizer Holdings (A)                                   6,507         178,422
  Extended Stay America, Inc. (A)                          7,661         124,261
  First Health Group Corp. (A)                             5,578         155,821
  International Speedway                                   3,844         154,125
  KLA-Tencor Corp (A)                                      3,722         163,638
  Lincare Holdings, Inc. (A)                               5,548         179,006
  Manpower, Inc.                                           6,208         228,144
  Sensient Technologies Corp                               9,277         211,145
  STERIS Corp (A)                                          6,363         120,133
  SunGard Data Systems, Inc. (A)                          18,657         494,037
  Westwood One, Inc (A)                                    6,671         222,945
                                                                    ------------
                                                                       3,186,375
                                                                    ------------
 SUPERMARKETS (0.3%)
  Whole Foods Market Inc (A)                               3,202         154,384
                                                                    ------------
 TECHNOLOGY (11.9%)
  Activision, Inc. (A)                                     4,138         120,230
  Advent Software, Inc. (A)                                3,790          97,384
  Affiliated Computer Services (A)                         7,850         372,718
  Ametek, Inc.                                             7,775         289,619
  Arrow Electronics Inc (A)                                6,934         143,881
  Atmel Corp. (A)                                         33,950         212,867
  Avnet, Inc.                                              7,000         153,930
  Avocent Corp. (A)                                        9,870         157,377
  Cirrus Logic, Inc. (A)                                  17,505         129,362
  Credence Systems Corp. (A)                               8,281         147,112
  Cypress Semiconductor (A)                                5,527          83,900
  Dun & Bradstreet Corp. (A)                               8,949         295,764
  Fiserv, Inc. (A)                                         2,501          91,799
  Hotels.com (A)                                           1,466          61,917
  Hubbell Inc                                              4,793         163,681
  Integrated Device Technology (A)                        13,417         243,049
  International Rectifier Corp. (A)                        3,520         102,608
  Internet Security Systems (A)                            9,145         120,074
  Investment Tech Group (A)                                2,997          98,002
  Lam Research Corp. (A)                                   9,786         175,805
  Legato Systems, Inc. (A)                                 8,379          30,206
  Level 3 Communications, Inc. (A)                         7,001         378,054
  LTX Corp (A)                                             5,449          77,784
  Macrovision Corp. (A)                                    4,400          57,970
  Mentor Graphics Corp. (A)                                8,850         125,891
  Microchip Technology, Inc. (A)                          11,912         326,687
  National Instruments Corp. (A)                           2,790          90,856
  Networks Associates, Inc. (A)                            8,655         166,782
  Qlogic Corp. (A)                                         4,408         167,923
  Semtech Corp. (A)                                        4,557         121,786
  Storage Technology Corp. (A)                            10,730         171,358
  Sybase, Inc. (A)                                         8,916          94,064
  Symantec Corp. (A)                                      10,831         355,798
  Synopsys, Inc. (A)                                       4,029         221,555
  Technology Data Corp. (A)                                5,117         193,653
  3Com Corp. (A)                                          19,513          86,345
  Titan Corp. (A)                                          9,716         177,706
  TriQuint Semiconductor (A)                              12,058          77,352
  Vishay Intertechnology, Inc. (A)                         4,320          95,040
                                                                    ------------
                                                                       6,277,889
                                                                    ------------

                                                       NO. OF          MARKET
                                                       SHARES           VALUE
                                                    ------------    ------------
 TELECOMMUNICATIONS (1.1%)
  Advanced Fibre Communications (A)                        6,406    $    105,923
  CenturyTel, Inc.                                         3,711         109,475
  Polycom, Inc. (A)                                        6,868          82,244
  Telephone & Data Systems, Inc.                           4,340         262,787
                                                                    ------------
                                                                         560,429
                                                                    ------------
 TOBACCO (0.6%)
  RJ Reynolds Tobacco Holding, Inc.                        5,727         307,826
                                                                    ------------
 TRANSPORTATION (0.9%)
  Airborne, Inc.                                           2,636          50,611
  C.H. Robinson Worldwide, Inc.                            4,442         149,318
  The Pittston Company                                    11,255         270,120
                                                                    ------------
                                                                         470,049
                                                                    ------------
 UTILITIES (0.4%)
  Vectren Corp.                                            7,966         198,353
                                                                    ------------
  TOTAL COMMON STOCKS
   (COST $47,318,736)                                                 46,453,996
                                                                    ------------

                                                     PRINCIPAL
                                                       AMOUNT
                                                    ------------
SHORT-TERM INVESTMENTS (12.0%)
 COMMERCIAL PAPER (10.1%)
  Blueridge Asset Funding Corp.,
   1.81% due July 17, 2002                          $  1,000,000         999,061
  GE Captial Corp.,
   1.81% due  July 11, 2002                            1,500,000       1,499,029
  Household Finance Corp.,
   2.03% due July 1, 2002                              1,740,000       1,740,000
  UBS Financial Inc.,
   1.78% due July 18, 2002                             1,090,000       1,088,923
                                                                    ------------
                                                                       5,327,013
                                                                    ------------
 U.S. TREASURY (1.9%)
  United States of America Treasury,
   2.00% due September 5, 2002 (B)                     1,000,000         996,992
                                                                    ------------
   TOTAL SHORT-TERM
    INVESTMENTS (COST $6,323,959)                                      6,324,005
                                                                    ------------


                                                      NOTIONAL         MARKET
                                                        VALUE           VALUE
                                                    ------------    ------------
 FUTURES CONTRACTS (0.0%)
  S&P 400 Mid Cap Index,
   Exp. September, 2002 (C)                         $  5,393,300              --
                                                                    ------------
   TOTAL INVESTMENTS (100%)
    (COST $53,642,695) (D)                                          $ 52,778,001
                                                                    ============

NOTES

(A)  Non-income Producing Security.

(B) Par value of $1,000,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 2002, net unrealized depreciation for all securities was $864,694. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $4,541,950 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $5,406,644.

                        See Notes to Financial Statements

                         BOARD OF MANAGERS AND OFFICERS

Name and Position
  With the Fund                 Principal Occupation During Last Five Years
-----------------               -------------------------------------------

* Heath B. McLendon         Managing  Director  (1993-present),   Salomon  Smith
  Chairman and Trustee      Barney, Inc. ("Salomon Smith Barney"); President and
  125 Broad Street          Director    (1994-present),    Smith   Barney   Fund
  New York, NY              Management  LLC  (f/k/a/  SSB Citi  Fund  Management
  Age 68                    LLC.;   Director   and   President   (1996-present),
                            Travelers  Investment  Adviser,  Inc.;  Chairman and
                            Director   of   fifty-nine    investment   companies
                            associated with Salomon Smith Barney; Trustee (1999)
                            of seven  Trusts of  Citifunds'  family  of  Trusts;
                            Trustee,  Drew University;  Advisory  Director,  M&T
                            Bank;  Chairman,  Board of Managers  (1995-present),
                            six  Variable  Annuity  Separate   Accounts  of  The
                            Travelers  Insurance  Company+;  Chairman,  Board of
                            Trustees,   five  Mutual  Funds   sponsored  by  The
                            Travelers Insurance  Company++;  prior to July 1993,
                            Senior  Executive Vice President of Shearson  Lehman
                            Brothers Inc.

  Knight Edwards            Of  Counsel  (1988-present),   Partner  (1956-1988),
  Trustee                   Edwards & Angell, Attorneys;  Member, Advisory Board
  154 Arlington Avenue      (1973-1994),  thirty-one  mutual funds  sponsored by
  The Providence, RI        Keystone  Group,  Inc.;  Member,  Board of  Managers
  Age 78                    (1969-present),   six  Variable   Annuity   Separate
                            Accounts of Travelers  Insurance  Company+;  Trustee
                            (1990-present),  five Mutual Funds  sponsored by The
                            Travelers Insurance Company.++

  Robert E. McGill, III     Retired    manufacturing     executive.     Director
  Trustee                   (1983-1995),  Executive Vice  President  (1989-1994)
  295 Hancock Street        and   Senior    Vice    President,    Finance    and
  Williamstown, MA          Administration  (1983-1989),  The Dexter Corporation
  Age 71                    (manufacturer of specialty chemicals and materials);
                            Vice  Chairman  (1990-1992),  Director  (1983-1995),
                            Life Technologies,  Inc. (life science/biotechnology
                            products);  Director,  (1994-1999),  The Connecticut
                            Surety     Corporation     (insurance);     Director
                            (1995-2000),    Chemfab    Corporation    (specialty
                            materials   manufacturer);   Director   (1999-2001),
                            Ravenwood  Winery,  Inc.;  Director  (1999-present),
                            Lydall  Inc.   (manufacturer  of  fiber  materials);
                            Member,  Board  of  Managers   (1974-present),   six
                            Variable Annuity Separate  Accounts of The Travelers
                            Insurance  Company+;  Trustee  (1990-present),  five
                            Mutual Funds  sponsored by The  Travelers  Insurance
                            Company.++

  Lewis Mandell             Professor  of  Finance  and  Managerial   Economics,
  Trustee                   University  at Buffalo since 1998.  Dean,  School of
  160 Jacobs Hall           Management (1998-2001), University at Buffalo; Dean,
  Buffalo, NY               College  of  Business  Administration   (1995-1998),
  Age 59                    Marquette    University;    Professor   of   Finance
                            (1980-1995) and Associate Dean  (1993-1995),  School
                            of Business Administration, and Director, Center for
                            Research  and  Development  in  Financial   Services
                            (1980-1995),  University  of  Connecticut;  Director
                            (2000-present),  Delaware  North Corp.  (hospitality
                            business); Member, Board of Managers (1990-present),
                            six  Variable  Annuity  Separate   Accounts  of  The
                            Travelers      Insurance      Company+;      Trustee
                            (1990-present),  five Mutual Funds  sponsored by The
                            Travelers Insurance Company.++

  Frances M. Hawk,          Private Investor, (1997-present);  Portfolio Manager
  CFA, CFP                  (1992-1997, HLM Management Company, Inc. (investment
  Trustee                   management);   Assistant  Treasurer,   Pensions  and
  108 Oxford Hill Lane      Benefits.     Management     (1989-1992),     United
  Downingtown, PA           Technologies  Corporation  (broad-based designer and
  Age 54                    manufacturer of high technology  products);  Member,
                            Board  of  Managers  (1991-present),   six  Variable
                            Annuity Separate Accounts of The Travelers Insurance
                            Company+; Trustee (1991-present), five Mutual Funds sponsored by The Travelers Insurance Company.++

* R. Jay Gerken             Managing  Director  of Salomon  Smith  Barney,  Inc.
  Trustee                   Director/Trustee of forty-one  investment  companies
  125 Broad Street          associated with Salomon Smith Barney.  Member, Board
  New York, NY              of Managers  (2002-present),  six  Variable  Annuity
  Age 51                    Separate   Accounts  of  The   Travelers   Insurance
                            Company+;  Trustee,  Board of Trustees,  five Mutual
                            Funds sponsored by The Travelers Insurance Company++

  Ernest J. Wright          Vice   President   and   Secretary   (1996-present),
  Secretary to The Board    Assistant     Secretary     (1994-1996),     Counsel
  One Tower Square          (1987-present),  The  Travelers  Insurance  Company;
  Hartford, Connecticut     Secretary   (1994-present),   six  Variable  Annuity
  Age 61                    Separate   Accounts  of  The   Travelers   Insurance
                            Company+;  Secretary  (1994-present),   five  Mutual
                            Funds   sponsored   by   The   Travelers   Insurance
                            Company.++

  Kathleen A. McGah         Deputy General  Counsel (1999 - present);  Assistant
  Assistant Secretary to    Secretary  (1995-present),  The Travelers  Insurance
  The Board                 Company;  Assistant  Secretary  (1995-present),  six
  One Tower Square          Variable Annuity Separate  Accounts of The Travelers
  Hartford, Connecticut     Insurance     Company+;     Assistant     Secretary,
  Age 51                    (1995-present),  five Mutual Funds  sponsored by The
                            Travelers  Insurance  Company.++  Prior  to  January
                            1995, Counsel, ITT Hartford Life Insurance Company.

  David A. Golino           Vice President and Controller (1999-present), Second
  Principal Accounting      Vice President (1996-1999),  The Travelers Insurance
  Officer to The Board      Company;      Principal      Accounting      Officer
  One Tower Square          (1998-present),   six  Variable   Annuity   Separate
  Hartford, Connecticut     Accounts of The Travelers  Insurance Company.+ Prior
  Age 40                    to May 1996,  Senior Manager,  Deloitte & Touche LLP
                            (1985-1996.)

+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

* Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney, Inc., an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares, and options to purchase shares, of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

                               INVESTMENT ADVISER
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Stamford, Connecticut
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES




                             INDEPENDENT ACCOUNTANTS
                                    KPMG LLP
                              Hartford, Connecticut




                                    CUSTODIAN
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York




The financial information included herein has been taken from the records of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities. This financial information has not been audited by the Accounts' independent accountants, who therefore express no opinion concerning its accuracy. However, it is management's opinion that all proper adjustments have been made.

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, or The Travelers Timed Aggressive Stock Account for Variable
Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.

VG-182 (Semi-Annual) (06-02) Printed in U.S.A.